康迪 KANDI

Kandi Technologies Corporation

NASDAQ: KNDI


MDL GR009-3
pure
Passion
for driving

康迪 KANDI

Kandi Management

- Hu Xiaoming — Chief Executive Officer and Chairman of the Board
- Kenny Hu — President and Director
- Emily Zhu — Chief Financial Officer and Director
- Jane Wu — Controller



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Safe Harbor Statement

This presentation may contain forward-looking statements concerning Kandi Technologies, Corp. The actual results may differ materially depending on a number of risk factors including, but not limited to, the following: general economic and business conditions, development, shipment, market acceptance, additional competition from existing and new competitors, changes in technology or product techniques, and various other factors beyond its control. All forward-looking statements are expressly qualified in their entirety by this cautionary statement and the risk factors detailed in the Company's reports filed with the Securities and Exchange Commission. Kandi Technologies, Corp. undertakes no duty to revise or update any forward-looking statements to reflect events or circumstances after the date of this release.

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Kandi: A rapidly growing PRC-based leader in the design, engineering, manufacturing and marketing of:

- **All Terrain Vehicles – ATV's**





- **Utility Vehicles – UTV's**



- **Go-karts - #1 in China**
  - **(15% of China exports)**



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Coming In 2008: Super Mini Cars
KANDI's New Base For Hyper Growth


super-mini vehicles

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who am i?
CO
康迪 CO

康迪 KANDI

K008A

Engine Type: 250cc, one cylinder, 4-stroke, water cooling, automatic with reverse
Rating Power: 10.5KW/8000rpm
Max Torque: 17.5N.m/5500rpm
Transmission Mode: shaft drive
Gas Tank Capacity/Fuel: 20L/unleaded gasoline above No. 90
Min Fuel Consumption: 354g/KW.h
Start way: CDI   Battery: 12V/9Ah
Front/Rear Brake: Disk brake
Max Speed: 80km/h
Front/Rear Wheel: 13inch
Front/Rear Tyre: 155/70R13
Wheelbase: 1810mm
G.W./N.W.: 660kgs/550kgs
Max. Load Capacity: 150kgs
Over Size: 2880x1545x1560mm
Carton Size: 2700x1580x1585mm
Conveyance: 4pcs/40'HQ







my name is coco!

come from kandi group


康迪 CO CO

康迪 KANDI

Kandi Quick Facts

- Founded: 2003
- Fully reporting U.S. public company: July 6th, 2007
- NASDAQ listing: March 18th, 2008
- Manufacturing Facility in the Zhejiang Province, soon to be expanded
- Most advanced ATV testing facility
- Distributors in South Africa, Finland, France, UK, Poland, Canada, Spain &USA
- 100% of vehicles are exported
- 578 Employees
- Year End: December 31st



康迪 KANDI

Stock Performance

- Shares: *19,961,000
- Management: 60%
- Average Volume (90 day): 27,737
- Market Cap:$103 Million





* weighted average shares @ YE. '07: 16,056,838

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OUTSTANDING 2007 RESULTS

Full Year EPS: .31 vs .10


$0.31
$0.10
2006
2007
Earnings Per Share

Net Income + 366%


$6
$5
$4
$3
$2
$1
$-
$5.03
$1.08
2006
2007
Net Income ($M)

Revenues + 138%


$40
$35
$30
$25
$20
$15
$10
$5
$-
$34.70
$14.48
2006
2007
Revenues ($M)

Gross Profit Margin : 21.5% ('07) vs. 17.9% ('06)

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2007 Results Drivers

- Milestone 50,000 + Vehicles Manufactured
- Sales Leaders: Sports Vehicles
- 2007: 25 Go-kart Models
- New High Margin UTV's (agriculture)
- U.S. Q4 Sales up 95% (U.S.- 70% of Sales)
- Cost Management









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All-Terrain Recreational Vehicles: Steady Growth

- North America Projected Growth: 5%
- Increasing Demand Worldwide
- Go- Kart Growth Goals:
  - Maintain #1 exporter position
  - Become leader in domestic market (3 years)
- Kandi Estimated Annual Growth 10%-20%



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ATV's for Everyone





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Go-karts





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UTV

4


4x4

KD-650GKD-2

engine type: [illegible], 2 cylinder, 4-stroke, water cooling, four speed with reverse, and four wheels drive
Rating Power: [illegible]/[illegible]rpm Max torque: [illegible]/[illegible]rpm
Transmission mode: shaft drive
Gas tank capacity/fuel: [illegible] /unleaded gasoline above NO.90
Start way: electric start Battery: 12V/[illegible] Max. speed: [illegible]
distance between wheel F/R: [illegible]
Front/rear tyre: [illegible]
wheelbase: [illegible]mm G.W./N.W.: [illegible]
overall size: [illegible]
carton size: [illegible] mm
conveyance: [illegible]



康迪 KANDI

Keys to Success

- High Quality Production
- Low Prices
- Outstanding Design
- Full Scale After-Market Service
- Distribution Networks



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Competition

- Leaders in ATRV's: China No. 1, Japan and Taiwan
- Chinese Manufacturers: 40% of all ATRV's
- Highly Fragmented Market
- Kandi among Top Five ATV Exporters / #1 in Go-karts
- Largest Chinese Competitors: Shanghai Tongjian Sports Equipment and Changzhou Jiena Electric Machinery Development



康迪 KANDI

Super Mini-Cars

Kandi's New Focus for Hyper Growth

- 1 million minis sold (est.) in China in 2007
- World market growing @ 20% per Year
- Chinese Government Extending Incentives



Kandi's Super Mini-Car Sales Goals

» 2008 – 5,000 to 10,000 Vehicles

» 2009 – 20,000 to 30,000 Vehicles

» Est. Sales Price per Vehicle: $4,000.00 (approx.)

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Super-Mini Car 2008

"Kandi Paves The Way For Mass Production Of Super-Mini Cars With Planned $12.3 Million Acquisition Of Adjacent Land And Production Facility"

Kandi Press Release 4/22/08



- July 1st – Transfer ATRV Manufacturing to New Facility
- Introduce in North America
- Complete Capacity Expansion up to 50,000 Vehicles
- 100,000 Vehicle Capacity: 2010
- 300,000 Vehicle Capacity: 2012
- Later to be Introduced in China

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Continuing Excitement: New Products







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Newest Go Kart Models







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Newest ATV Models


POWERFUL
ATV
EXPLORING UNKNOWN WORLD
EEC


POWERFUL
ATV
EXPLORING UNKNOWN WORLD
EEC

康迪 KANDI

New Facilities


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Looking Ahead: 2008

- Positive Outlook for Above Average Growth
- Improved Contribution from High End Sales
  - ATV's, Go-karts & UTV's
- Initial Sales of: Super-Mini Cars
- Continuing Gross Margin Improvement
- New Technology: Further Research and Development Expenditure
- Focus on Cost Containment



康迪 KANDI

Contacts:

- China:
  Kandi Technologies Corp.
  Hu Xiaoming
  CEO and Chairman
  (86-0579) 82239700

- US Investors:
  Focus Asia Partners
  Robert Agriogianis
  Tel: 973-845-6642
  Fax: 973-966-6252

- US Press:
  Tel: 212-425-5700
  Fax: 212-425-6951

